                                                                   EXHIBIT 10.25

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT made and entered into this 30th day of July, 1997, by and between CAPITOL COMMUNITIES CORPORATION, a Nevada corporation (hereinafter referred to as "CCC"), MLT MANAGEMENT CORP., a Florida corporation (hereinafter referred to as "MLT"), and CAPITOL RESORTS OF FLORIDA, INC., a Florida corporation (hereinafter referred to as "Resorts").

                                  WITNESSETH:

     WHEREAS, CCC is a corporation duly licensed and validly existing under the laws of the state of Nevada; and

     WHEREAS, MLT is the sole shareholder of Resorts owning 1,000 shares of the capital stock of Resorts, which 1,000 shares constitutes all of the issued and outstanding shares of the capital stock of Resorts; and

     WHEREAS, CCC desires to acquire all of the issued and outstanding capital stock of Resorts from MLT in exchange for capital stock to be issued by CCC in a transaction that qualifies for non-recognition of gain as a tax free reorganization under Section 368(b) of the Internal Revenue Code such that immediately after the exchange MLT will be the owner and holder of one-hundred thousand (100,000) shares of the issued and outstanding voting stock of CCC.

     NOW, THEREFORE, the parties hereto do hereby agree as follows:

                                   SECTION I

                     WARRANTIES AND REPRESENTATIONS OF CCC
                     -------------------------------------

     As an inducement to MLT to enter into this Agreement, CCC represents and warrants to MLT that:

     1. CCC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, violate any provisions of CCC's Articles of Incorporation or Bylaws, or any provisions of, or require any approval, consent, authorization or order of or filing (other than SEC Form D filing and applicable state securities law filings) with any federal, state or local governmental or regulatory body under, any federal, state or local law or any rule or regulation of any such body, or any provision of, or result in the acceleration of any obligation under, any mortgage, lien, lease, franchise agreement, agreement, instrument, order, arbitration award, judgment or decree to which CCC is a party or by which it is bound. CCC has the corporate power to issue its capital stock in exchange for the capital stock of another corporation subject only to the approval and consent of the Board of Directors of CCC. CCC has corporate power to own all its properties and assets and to carry on its business as now being conducted.

     2. CCC is engaged in the business through one or more subsidiaries; and CCC, through its subsidiary, Capitol Development of Arkansas, Inc., owns and is engaged in the development 1600 acres of residential land in Maumelle, Arkansas.

     3. CCC now has and at the time of delivery will have good and marketable title to 100,000 shares of the authorized shares of capital stock of CCC, and will have the full right and power to issue some or all of said shares to MLT, free and clear of any security interests, liens, claims, options, charges or other encumbrances (except for restrictions on transfer imposed by the securities laws); the execution and delivery of this Agreement do not and the consummation of the transactions contemplated hereby will not, violate any provisions of, or any rule or regulation of any federal, state or local governmental or regulatory body under, any federal, state or local law applicable to CCC, or any provision of, or result in the acceleration of any obligation under any mortgage, agreement, instrument, order, arbitration award, judgment or decree to which CCC is a party or by which CCC is bound.


     4. CCC has no subsidiaries other than as listed on Schedule "A" attached hereto and by reference made a part hereof and has made no investment in or advance of cash to any company other than in the ordinary course of business and/or as listed on Schedule "A".


     5. The authorized capital stock of CCC consists of 10,000,000 shares of preferred stock of which no shares of preferred stock are outstanding and 40 million shares of common stock, $0.01 par value, of which 7,212,000 shares are issued and outstanding, approximately 80% of which issued and outstanding shares are owned by insiders. The outstanding shares of common stock of CCC have been duly authorized, validly issued and are fully paid and non-assessable. All of the authorized common stock of CCC is voting common stock of CCC.


     6. The un-audited consolidated balance sheet of CCC and its subsidiaries as of March 31, 1997, and the statement of income and expenses for the period ending March 31, 1997, has been prepared at the direction of CCC, and CCC has examined the same and the same are correct and complete, are prepared in conformity with generally accepted accounting principles consistently applied and fairly present the financial position of CCC as of March 31, 1997.


     7. Except as may be disclosed in the balance sheet referred to in Section 6 hereof or otherwise disclosed herein, and for the lien for any current taxes not yet delinquent, CCC owns and has good and marketable title in fee simple free and clear of any liens, claims, charges, options or encumbrances on all of the personal and real property reflected in the balance sheet as March 31, 1997 of referred to above in Section 6, and all personal and real property acquired by them since March 31, 1997, except such property as has been disposed of in the ordinary course of their businesses or with the written consent of MLT. Except as otherwise disclosed herein, since March 31, 1997 there has not been:

           (a) Any change in the business, operations, assets or financial condition or in the manner of conducting the business of CCC other than changes in the ordinary course of business, none of which has had a material adverse effect on such business, operations, assets or financial conditions;


           (b) Any damage, destruction or loss (whether or not covered by insurance) to property or equipment materially and adversely affecting the business, operations, assets or financial condition of CCC;


           (c) Any declaration, setting aside or payment of any dividend or other distribution in respect of the capital stock of CCC, or any direct or indirect redemption, purchase or other acquisition of any such shares by CCC;

           (d) Any option to purchase, or other right to acquire stock of CCC granted to any person;

           (e) Any employment or deferred compensation agreement entered into between CCC and any of its directors, officers or other employees or directors, officers or other employees or consultants except as heretofore reported in writing to MLT;

           (f) Any issuance of shares of capital stock (including treasury shares) of CCC;

           (g) Any amendment of the Articles of Incorporation of CCC;

     8. CCC has no powers of attorney outstanding other than those issued in the ordinary course of business with respect to insurance and tax and collection matters.

     9. Except as otherwise disclosed herein, there are no material liabilities of CCC, whether or not accrued and whether or not determined or determinable, other than:

           (a) Liabilities disclosed or provided for in the balance sheet as of March 31, 1997, referred to in Section 1.6 above.

           (b) Liabilities incurred in the ordinary course of business since March 31, 1997, none of which have had a material adverse effect on the business, assets, financial condition or operations of CCC and none of which are attributable to any period prior to March 31, 1997, unless reflected in the March 31, 1997 balance sheet.

     10. During the one year period preceding the date hereof, CCC has not been charged with infringement or violation of any adversely held trademark or trade name and CCC has no reason to believe that CCC is using or in any way making use of any confidential information or trade secrets of any former employer of any present or past employee of CCC. CCC neither owns any patent nor uses any invention which it knows to be covered by any patent.

     11. Except as otherwise disclosed herein, CCC is neither a party to nor subject to any judgment or decree or order entered in any suit or proceeding brought by any governmental agency or by any person enjoining it in respect of any business practice or the acquisition of any property or the conduct of business in any area.

     12. All structures and other improvements erected on any real property owned by CCC comply in all respects with all applicable building codes, zoning restrictions and other restrictions upon the use of such property.

     13. CCC has filed all requisite Federal income, payroll and excise tax returns and all appropriate state and local income, sales, payroll, personal property, premium, and franchise tax returns required to be filed by it and has paid all taxes and assessments (including interest or penalties) owed and, to the extent that such taxes and assessments and any subsequent tax liabilities have accrued but have not yet become payable, the full amounts thereof have been reflected as liabilities on the books of CCC.

     14. Except as otherwise disclosed herein, no litigation, investigation or dispute is now pending against CCC which might materially affect its financial condition and, to the best knowledge of the CCC, none is threatened.

     15. At all times subsequent to January 1, 1997, CCC has been adequately insured with respect to risks normally insured against by companies similarly situated.

     16. CCC has provided to MLT, and MLT acknowledges receipt of a Disclosure Letter, which discloses certain matters which, together with the exhibits attached and referred to in the Disclosure Letter, are herein incorporated by reference.

                                  SECTION II

                        WARRANTIES AND REPRESENTATIONS
                        ------------------------------
                                    OF MLT
                                    ------

     As an inducement to CCC to enter into this Agreement, MLT represents and warrants to CCC that:

     1. MLT now has and at the time of delivery will have good and marketable title to 1,000 shares of the issued and outstanding capital stock of Resorts and will have the full right and power to transfer said shares to CCC free and clear of any security interests, liens, claims, options, charges or other encumbrances; the execution and delivery of this Agreement do not and the consummation of the transactions contemplated hereby will not, violate any provisions of MLT's Articles of Incorporation or Bylaws, or any rule or regulation of any federal, state or local governmental or regulatory body under, any federal, state or local law applicable to MLT, or any provision of, or result in the acceleration of any obligation under any mortgage, agreement, instrument, order, arbitration award, judgment or decree to which MLT is a party or by which MLT is bound.

     2. MLT and Resorts are corporations duly organized, validly existing and in good standing under the laws of the State of Florida. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, violate any provisions of Resort's Article of Incorporation or Bylaws, or any provisions of, or require any approval, consent, authorization or order of or filing with any federal, state or local governmental or regulatory body under, any federal, state or local law or any rule or regulation of any such body, or any provision of, or result in the acceleration of any obligation under, any mortgage, agreement, instrument, order, arbitration award, judgment or decree to which the Resorts is a party or by which it is bound. No action by the Board of Directors or the stockholders of Resorts is required by law, its Articles of Incorporation, its Bylaws or otherwise to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. Resorts has corporate power to own all its properties and assets and to carry on its business as now being conducted, and does not own or lease any property or conduct any business which requires it to be qualified to do business as a foreign corporation in any jurisdiction other than Florida.

     3. Resorts has no subsidiaries and has made no investment in or advance of cash to any company other than in the ordinary course of business.

     4. The authorized capital stock of Resorts consists of 1000 shares of common stock, $1.00 par value, of which 1000 shares are issued and outstanding all of which shares are owned by MLT. The outstanding shares of common stock of Resorts have been duly authorized, validly issued and are fully paid and non-assessable. Resorts has no outstanding option, warrants, rights, calls, commitments, conversion rights, plans or other agreements of any character providing for the purchase of any of its common stock. MLT has valid and marketable title to all of the outstanding shares of common stock of Resorts, free and clear of all mortgages, liens, pledges, charges, equities or encumbrances of any nature whatsoever, and has full legal power and right and all authorization and approval required by law to sell, assign and transfer such shares to the CCC as provided herein.

      5. Except as is hereafter set forth, and for the lien for any current taxes not yet delinquent, Resorts owns and has good and marketable title in fee simple, free and clear of any liens, claims, charges, options or encumbrances on all personal property owned by it, except such property as has been disposed in the ordinary course of its business. Since July 23, 1997, there has not been:

            (a) Any change in the business, operations, assets or financial condition or in the manner of conducting the business of Resorts other than changes in the ordinary course of business, none of which has had a material adverse effect on such business, operations, assets or financial conditions;

            (b) Any damage, destruction or loss whether or not covered by insurance, to property or equipment materially and adversely affecting the business operations, assets or financial condition of Resorts;

            (c) Any declaration, setting aside or payment of any dividend or other distribution in respect of the capital stock of Resorts or any direct or indirect redemption, purchase or other acquisition of any such shares by Resorts;

            (d) Any option to purchase, or other right to acquire stock of Resorts granted to any person;

            (e) Any employment or deferred compensation agreement entered into between Resorts and any of its directors, officers or other employees or directors, officers or other employees or consultants except as heretofore reported in writing to CCC;

            (f) Any issuance of shares of capital stock (including treasury shares) of Resorts, except to MLT;

            (g) Any entering into, amendment, or termination by Resorts of any material contract, agreement or license otherwise than in the ordinary course of business;

            (h)  Any amendment of the Articles of Incorporation of Resorts.

      7. MLT has no powers of attorney outstanding other than those issued in the ordinary course of business with respect to insurance and tax and collection matters.

      8. There are not material liabilities of Resorts, whether or not accrued and whether or not determined or determinable, other than liabilities incurred in the ordinary course of business since July 23, 1997, none of which have had a material adverse effect on the business, assets, financial condition or operations of Resorts.

      9. Neither MLT nor Resorts is a party to nor subject to any judgment or decree or order entered in any suit or proceeding brought by any governmental agency or by any person enjoining either of them in respect of any business practice or the acquisition of any property or the conduct of business in any area.

      10. Resorts has filed all requisite Federal income, payroll and excise tax returns and all appropriate state and local income, sales, payroll, personal property, premium, and franchise tax returns required to be filed by it and has paid all taxes and assessments (including interest or penalties) owned and, to the extent that such taxes and assessments and any subsequent tax liabilities have accrued but have not yet become payable, the full amounts thereof have been reflected as liabilities on the books of Resorts.


     11. No litigation, investigation or dispute is now pending against Resorts which might materially affect its financial condition and, to the best knowledge of MLT, none is threatened.


     12. At all times subsequent to July 23, 1997, Resorts has been adequately insured with respect to risks normally insured against by companies similarly situated.


     13. All material contracts, agreements, plans, leases and licenses to which Resorts is a party, whether or not entered into in the ordinary course of business, are valid and in full force and effect and neither Resorts nor, to the knowledge of MLT, any other party thereto has breached any material provision of, or is in default in any material respect under the terms of any such contract, agreement, plan, lease or license.


     14. Resorts has all permits, licenses, orders or approvals of any federal, state or local governmental or regulating body required in order to permit it to carry on in business as presently conducted; all such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is threatened.


     15. Resorts is the contract vendee under that certain Agreement dated the 2nd day of May, 1997 entered into by and between Florida Bible College, Inc., as seller, and MLT Management Corp., as purchaser, which Agreement contemplates the purchase and sale of the Florida Bible College property located at the intersection of US Highway 17/92 and Poinciana Blvd., in Osceola County, Florida (the "Florida Bible College Contract"); said Florida Bible College Contract having been assigned by MLT to Resorts by duly executed assignment of contract. The said Florida Bible College Contract is current and is in full force and effect.


     16. Resorts is a newly formed Florida corporation which has conducted no business operations and has entered into no contracts and incurred no indebtedness except those arising from the purchase of the Florida Bible College property pursuant to the Florida Bible College Contract, and, therefore, Resorts has no other liabilities and no other assets other than Resorts has borrowed all of the purchase price, down payment and earnest monies necessary to make the acquisition with funds borrowed from Capital Development of Arkansas, Inc., a subsidiary of CCC.


     17. The stock of CCC which is being acquired by MLT pursuant to the provisions of this Agreement is being acquired solely for the account of the MLT, for investment purposes only and not with a view to, or in connection with, any distribution or sale of securities. MLT has no contract, understanding or arrangement with any person to sell, transfer or pledge to such person, or anyone else, any of the stock of CCC which is being acquired by MLT, and the MLT has no present plans or intentions to enter into any such contract, understanding or arrangement. MLT is an "Accredited Investor" as defined in Regulation D. MLT, either alone or in conjunction with its counsel and its other representatives, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquiring the stock of CCC. MLT understands that there is a risk that it may lose all of its investment in the CCC stock, but MLT feels that it could afford such a loss. MLT understands that the shares of stock of CCC have not been registered under the Securities Act of 1933 and that no federal or state agency has passed upon the shares of stock of CCC or made any finding or determination as to the fairness of an investment in shares of CCC and MLT further understands that the shares of CCC cannot be resold in the absence of such registration or an exemption therefrom. MLT is not dependent upon a current cash return with respect to its investment in the shares of CCC. MLT understands that CCC is not a "tax shelter," and any information to be provided to it concerning the income tax consequences arising from an investment in the stock of CCC in necessarily general in nature and the specific tax consequences to it relative to an investment in CCC will depend upon its individual circumstances. MLT is relying upon its own advisors with regard to the federal, state and local tax consequences to MLT arising from this transaction. MLT understands that the transferability of the shares of stock of CCC are restricted and that an investment in the stock of CCC involves limited liquidity. MLT hereby acknowledges and represents that it and its advisors, counsel and representatives have had the opportunity to review the CCC's records and documents, including, but not limited to all of CCC's 1934 Act filings, and ask questions of CCC's President and discuss this investment and this transaction and its risks with MLT's attorney and accountant.

                                  SECTION III

                             TERMS OF TRANSACTION
                             --------------------

     Based upon the representations, warranties and agreements of the parties and subject to the conditions herein stated, the parties agree as follows:

     1. At the closing MLT shall assign, transfer and deliver to CCC all of the issued and outstanding capital stock of Resorts now owned by MLT consisting of 1,000 shares of the capital stock of Resorts.

     2. Concurrently, and in exchange for common stock of Resorts transferred to it by MLT, CCC shall issue, convey, and deliver to MLT ONE-HUNDRED THOUSAND (100,000) shares of common stock of CCC.

                                  SECTION IV

                                    CLOSING
                                    -------

     Consummation of the transactions contemplated by Section III shall be effected as soon as practicable after all of the conditions contained herein shall have been satisfied by no later than July 30, 1997, unless extended by agreement between the parties hereto. The closing shall be held in Pompano Beach, Florida at ten o'clock a.m. in the office of MLT, 1200 North Ocean Blvd., Pompano Beach, Florida 33062, or such other place as the parties may agree upon. The date of closing is herein called "Closing Date".

                                   SECTION V

                             ADDITIONAL COVENANTS
                             --------------------

     The parties agree that:

           (a) Prior to the closing date, neither CCC nor Resorts shall issue or sell any shares of their capital stock, or sell options, rights, or warrants to subscribe to any shares of their capital stock, nor shall they declare or pay any dividends on or make any distribution in respect of any shares of their capital stock.

            (b) Prior to the closing date, CCC and Resorts will operate their businesses in a normal manner, consistent with past practices and will not incur additional indebtedness, encumber any assets, or make any material commitment with respect to the assets and businesses of said CCC or Resorts or enter into any material transaction, otherwise than in the ordinary course of business and as necessary to close the transaction contemplated by the Florida Bible College Contract, without the prior written consent of MLT in the case of CCC and CCC in the case of Resorts.

            (c) Prior to the closing date neither CCC nor MOI nor Resorts will enter into any employment agreements or grant any increase in compensation payable to any employee, officer, director or stockholder, other than normal merit increases, without the written consent of MLT in the case of CCC or CCC in the case of Resorts.


                                  SECTION VI

                           TERMINATION OF AGREEMENT
                           ------------------------

      In addition to any other termination rights which the parties may have, this Agreement and the transactions contemplated hereby may be terminated at any time prior to the closing date;


            (a)  By mutual consent of CCC and MLT;

            (b) By either CCC or MLT if in the reasonable opinion of such party there has been a material misrepresentation or breach of warranty on the part of the other party in the representations and warranties set forth herein or in any schedule delivered pursuant hereto;

            (c)  By CCC or MLT if for any reason the closing referred to in
Section IV hereof shall not have been completed by July 31, 1997, unless such failure of consummation shall be the fault of the party seeking to terminate.

            (d) By CCC or MLT if either shall reasonably determine that transactions contemplated by this Agreement have become impracticable by reason of the institution or threat by state, local or federal governmental authorities or by any other person of material litigation or proceedings against either or both of the parties.

            (e) By CCC, if any of the representations contained in Section II are improper, misleading, incorrect or false;

            (f) By MLT if any of the representations contained in Section I are improper, misleading, incorrect or false;

            (g) By MLT if it shall have reasonably determined that the business, assets, results of operations or financial condition of CCC taken as a whole have been materially and adversely affected, whether by reason or changes or developments, or operations in the ordinary course of business;

            (h) By MLT if 100,000 shares of the capital stock of CCC shall not be issued and tendered by CCC pursuant to the terms of this Agreement such that MLT will be in a position to acquire 100,000 shares of the authorized, issued and outstanding capital stock of CCC;

                 (i) By CCC if all of the issued and outstanding shares of capital stock of Resorts shall not be tendered by MLT pursuant to the terms of this Agreement.

                                  SECTION VII

                        CONDITIONS TO MLT'S OBLIGATION
                        ------------------------------

     The obligation of MLT to consummate the transactions contemplated by this Agreement is subject to the satisfaction on the closing date of the following conditions:

     1. Each of the actions and other undertakings of CCC to be performed on or before the closing date pursuant to the terms hereof shall have been duly performed; all representations and warranties made by CCC which are contained in this Agreement or in any written statement which shall be delivered by CCC pursuant to this Agreement shall be true and correct on and as of the closing date as though such representations and warranties were made as of such date; and MLT shall have received a certificate to such effect dated the closing date and executed by CCC.

     2. MLT shall have received a certificate of CCC dated the closing date stating that the business, assets, results of operation and financial condition of CCC have not been materially and adversely affected either by reason of changes or developments, or operations in the ordinary course of business since
           , 199  .
-----------     --

     3. MLT shall have received a certified resolution of the Board of Directors of CCC authorizing the transactions contemplated by this Agreement and directing the officers of CCC to take such actions as may be necessary to consummate the transactions contemplated by this Agreement.

                                 SECTION VIII

                        CONDITIONS TO CCC'S OBLIGATION
                        ------------------------------

     The obligation of CCC to consummate the transactions contemplated by this Agreement is subject to the satisfaction on the closing date of the following conditions:

     1. Each of the actions and other undertakings of MLT and Resorts to be performed on or before the closing date pursuant to the terms hereof shall have been duly performed; all representations and warranties made by MLT and Resorts which are contained in this Agreement or in any written statement which shall be delivered by MLT or Resorts pursuant to this Agreement shall be true and correct on and as of the closing date as though such representations and warranties were made as of such date; and CCC shall have received a certificate to such effect dated the closing date and executed by MLT and Resorts.

     2. CCC shall have received a certificate of MLT and Resorts dated the closing date stating that the business, assets, results of operations and financial condition of Resorts have not been materially and adversely affected either by reason of changes or developments, or operations in the ordinary course of business since July 23, 1997.

     3. On the closing date, the directors of Resorts shall resign and replacement directors shall be elected in such a manner that, upon such resignation and election, one-hundred (100%) percent of the Board of Directors shall be elected by CCC.

                                  SECTION IX

                              DELIVERY OF RECORDS
                              -------------------

     The parties agree that on or before the closing date they will cause to be delivered to MLT such public corporate records or other documents of CCC as MLT may request. Conversely the parties agree that on or before the closing date they will cause to be delivered to CCC such corporate records or other documents of Resorts as CCC may request.

                                   SECTION X

                              NO BROKER OR FINDER
                              -------------------

     Each of the parties hereto represents that all negotiations relating to this Agreement and the transactions contemplated hereby have been carried on by the officers or employees of such party or its counsel directly with the officers or employees or counsel for the other parties, without the intervention of any other person and that no person is entitled to any brokerage commissions, finder's fees or other like payment in connection with any transaction contemplated by this Agreement by reason of the action of any such party.

                                  SECTION XI

                  SURVIVAL OF REPRESENTATIONS AND WARRANTIES
                  ------------------------------------------

     All representations, warranties and agreements included or provided for herein, or in any schedule or instrument of transfer or other document delivered pursuant hereto, shall remain operative and in full force and effect and shall survive the closing.

                                  SECTION XII

                                 MISCELLANEOUS
                                 -------------

     1. Each party shall deliver such further instruments and take such further action as may be reasonably requested by the other in order to carry out the provisions and purposes of this Agreement.

     2. Neither MLT nor CCC shall pay any cost or expenses of the respective performance of and compliance with all agreements and conditions contained herein to be performed or complied with by the other party, including fees, expenses and disbursements of the counsel for the other party unless specifically agree to herein to the contrary.

                                 SECTION XIII

                                 GOVERNING LAW
                                 -------------

     This Agreement shall be governed by and construed under and in accordance with the laws of the State of Florida.

                                  SECTION XIV

                                    NOTICES
                                    -------

     Any notices or other communications required or permitted hereunder shall be sufficiently given if sent by registered mail or certified mail, postage prepaid, addressed as follows:

           TO MLT AND/OR RESORTS:           1200 North Ocean Blvd.
                                            Pompano Beach, FL 33062

           TO CCC:                          25550 Hawthorne Blvd. Suite 207
                                            Torrance, CA 90505


or such other addresses as shall be furnished in writing by either party, and such of communication shall be deemed to have been given as of the date so mailed.


                                  SECTION XV

                               BINDING AGREEMENT
                               -----------------

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs and personal representatives and their respective successors and assigns.

                                  SECTION XVI

                                 COUNTERPARTS
                                 ------------

     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same Agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

                                  SECTION XVI

                                PAROLE EVIDENCE
                                ---------------

     This Agreement supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only be a statement in writing signed by the party or parties against which enforcement or the charge, waiver, discharge or termination is sought.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and affixed their seals as of the day and year first above written.

WITNESSES:

                                        CCC:
                                        CAPITOL COMMUNITIES CORPORATION,
                                        a Nevada corporation

                                        By: /s/
------------------------------             ---------------------------
                                        Its: President
                                            --------------------------

------------------------------


                                        MLT:
                                        MLT MANAGEMENT CORP., a
                                        Florida corporation

                                        By: /s/
------------------------------             ---------------------------
                                        Its: Vice President
                                            --------------------------

------------------------------


                                        RESORTS:
                                        CAPITOL RESORTS OF FLORIDA, INC.,
                                        a Florida corporation

                                        By: /s/
------------------------------             ---------------------------
                                        Its: President
                                            --------------------------

------------------------------